UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2008
Ford Credit Auto Owner Trust 2008-A
(Issuing Entity)
Ford Credit Auto Receivables Two LLC
(Depositor)
Ford Motor Credit Company LLC
(Sponsor)
Delaware
(State or other jurisdiction of incorporation)

333-143316-03	22-6995251

(Commission File Number)	(IRS Employer Identification No.)

c/o Ford Credit SPE Management Office c/o Ford Motor Credit Company LLC Suite 2407, 211-044 One American Road, Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 313-594-3495
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

Item 8.01. Other Events.
     In connection with the issuance by Ford Credit Auto Owner Trust 2008-A (the “Trust”) of asset backed securities described in the Prospectus Supplement dated January 15, 2008 and the Prospectus dated January 13, 2008, which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Ford Credit Auto Receivables Two LLC (“FCAR Two”) is filing the exhibit listed in Item 9.01(d) below.
Item 9.01. Financial Statements and Exhibits.
(a) Not Applicable
(b) Not Applicable
(c) Not Applicable
(d) Exhibits

Exhibit No.	Description
Exhibit 8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP dated as of January 23, 2008 with respect to tax matters.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ford Credit Auto Owner Trust 2008-A
By:	FORD MOTOR CREDIT COMPANY LLC,
as Servicer

By:	/s/ Q. Gwynn Lam
Q. Gwynn Lam
Assistant Secretary

Date: January 23, 2008

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP dated as of January 23, 2008 with respect to tax matters.